Note 18 - Financial Instruments With Off-balance Sheet Risk	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Financial Instruments with Off-balance Sheet Risk [Text Block]
NOTE
18
Financial Instruments with Off-Balance Sheet Risk
The
Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit. These commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the balance sheet. The contract amounts of these instruments reflect the extent of involvement by the Company.

The Company's exposure to credit loss in the event of
nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contract amount of these commitments. The Company uses the same credit policies in making commitments as it does for on-balance sheet instruments.

	December 31, Contract Amount
(Dollars in thousands)	2016	2015
Financial instruments whose contract amount represents credit risk:
Commitments to originate, fund or purchase loans:
Single family mortgages	$7,587	4,292
Commercial real estate mortgages	33,953	18,834
Non-real estate commercial loans	420	1,310
Undisbursed balance of loans closed	39,841	44,082
Unused lines of credit	100,893	96,354
Letters of credit	1,902	1,077
Total commitments to extend credit	$184,596	165,949
Forward commitments	$9,595	8,071

Commitments to extend credit are
agreements to lend to a customer, at the customer
’
s request, as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may
require payment of a fee. Since a portion of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on the loan type and on management's credit evaluation of the borrower. Collateral consists primarily of residential and commercial real estate and personal property.

Forward commitments represent commitments to sell loans to a third
party following the closing of the loan and are entered into in the normal course of business by the Bank.

The Bank issued standby letters of credit which guarantee the performance of customers to
third
parties. The standby letters of credit outstanding expire over the next
26
months and totaled
$1.9
million at
December
31,
2016
and
$1.0
million at
December
31,
2015.
The letters of credit are collateralized primarily with commercial real estate mortgages. Draws on standby letters of credit would be initiated by the secured party under the terms of the underlying obligation. Since the conditions under which the Bank is required to fund the standby letters of credit may
not materialize, the cash requirements are expected to be less than the total outstanding commitments.

The Company has certain obligations and commitments to make future payments under existing contracts. At
December
31,
2016,
the aggregate contractual obligations (excluding bank deposits) and commercial commitments were as follows:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years
Contractual Obligations:
Total borrowings	$7,000	1,000	2,000	4,000	0
Annual rental commitments under non-cancellable operating leases	5,856	843	1,452	1,380	2,181
	$12,856	1,843	3,452	5,380	2,181

	Amount of Commitments Expiring by Period
Other Commercial Commitments:
Commercial lines of credit	$50,229	26,523	9,282	9,414	5,010
Commitments to lend	31,831	9,797	4,736	7,220	10,078
Standby letters of credit	1,902	1,575	327	0	0
	$83,962	37,895	14,345	16,634	15,088